                                                                    EXHIBIT 99.1

                       CONSENT AND LETTER OF TRANSMITTAL

                             LORAL CYBERSTAR, INC.

                               OFFER TO EXCHANGE

           LORAL CYBERSTAR'S 10% SENIOR NOTES DUE 2006 GUARANTEED BY

  LORAL SPACE & COMMUNICATIONS LTD. AND WARRANTS TO PURCHASE SHARES OF COMMON
                   STOCK OF LORAL SPACE & COMMUNICATIONS LTD.


                                      FOR

                         LORAL CYBERSTAR'S OUTSTANDING
                       11 1/4% SENIOR NOTES DUE 2007 AND
                     12 1/2% SENIOR DISCOUNT NOTES DUE 2007

              PURSUANT TO THE PROSPECTUS AND CONSENT SOLICITATION
                            DATED NOVEMBER    , 2001

THIS CONSENT AND LETTER OF TRANSMITTAL IS BEING USED WITH RESPECT TO THE FOLLOWING SERIES OF OUTSTANDING DEBT SECURITIES (THE "EXISTING NOTES") OF LORAL CYBERSTAR, INC., A DELAWARE CORPORATION ("LORAL CYBERSTAR"). CHECK ONLY ONE.*

                     CUSIP NO.                                       TITLE OF SECURITY
                     ---------                                       -----------------
                   [ ] 68628KAC8                               11 1/4% Senior Notes due 2007
                   [ ] 68628KAD6                          12 1/2% Senior Discount Notes due 2007


     THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,


   DECEMBER 20, 2001 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                     EXCHANGE AGENT:  BANKERS TRUST COMPANY

             By Mail:                  By Facsimile Transmission:           By Overnight Carrier:

   BT Services Tennessee, Inc.               (615) 835-3701              BT Services Tennessee, Inc.
       Reorganization Unit          (For Eligible Institutions Only)         Reorganization Unit
         P.O. Box 292737                 Confirm by Telephone:              648 Grassmere Park Rd.
     Nashville, TN 37229-2737                (800) 735-7777                  Nashville, TN 37211

     BY TENDERING YOUR EXISTING NOTES IN THE EXCHANGE OFFER, YOU WILL ALSO BE CONSENTING TO CERTAIN PROPOSED AMENDMENTS TO THE INDENTURES UNDER WHICH THE EXISTING NOTES WERE ISSUED.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

---------------

* If more than one series of existing notes is being tendered, it is necessary to return a separate form in respect of each series. Please check the appropriate box at the top of this page to indicate the series of existing notes to which this Letter of Transmittal relates.

     This Consent and Letter of Transmittal (this "Letter") is to be used to accept an Exchange Offer pursuant to the Prospectus and Consent Solicitation of
Loral CyberStar Company, dated November   , 2001 (the "Prospectus").

     The undersigned acknowledges that the undersigned has received and reviewed
the Prospectus and Consent Solicitation dated November   , 2001 and this Letter,
which together constitute the solicitation of your consent to amend the indentures governing the Existing Notes as more fully described in the Prospectus and the Consent Solicitation and the offer (the "Exchange Offer") to exchange up to $675 million aggregate principal amount of newly issued debt securities (the "New Notes") of Loral CyberStar, guaranteed by Loral Space & Communications Ltd. ("Loral Space") and Loral CyberStar's existing and future restricted subsidiaries, and up to 6,657,096 warrants to purchase common stock of Loral Space (collectively, the "Exchange Consideration") for any and all of the $912.5 million aggregate principal amount of the Existing Notes.

     This Letter is to be used either if certificates for the Existing Notes are to be forwarded herewith or if delivery of the Existing Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offers.


     All holders of Existing Notes who wish to tender their Existing Notes must, prior to the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Existing Notes or, if a tender of Existing Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Existing Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth under "The Exchange Offer -- Guaranteed Delivery Procedure" in the Prospectus. (See Instruction 1).


     The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Information Agent, Morrow & Co., Inc., by calling (800) 607-0088. International noteholders should call
(212) 754-8000 collect. Banks and brokerage firms should call (800) 654-2468.

     List in Box 1 below the Existing Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Existing Notes on a separate SIGNED schedule and affix that schedule to this Letter.

                                     BOX 1

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

------------------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF ORIGINAL SECURITIES TENDERED
                                        AND IN RESPECT OF WHICH CONSENT IS GIVEN
------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL AMOUNT
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            CERTIFICATE      PRINCIPAL AMOUNT    OF EXISTING NOTES
                 (PLEASE FILL IN IF BLANK)                      NUMBER(S)(1)      OF EXISTING NOTES      TENDERED(2)
------------------------------------------------------------------------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                                   Totals:
------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed if Existing Notes are being tendered by book-entry transfer.
 (2) Unless otherwise indicated, the entire principal amount of Existing Notes represented by a certificate or
     Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.
------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s):
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   -------------------------------------------------------------------

   If delivered by book-entry transfer:
   -----------------------------------------------------------------------------

   Name of eligible institution that Guaranteed Delivery:
   -------------------------------------------------------------------

   Account Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO

   Name:
   -----------------------------------------------------------------------------

   Address:
   -----------------------------------------------------------------------------

                 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL,
                     INCLUDING THE INSTRUCTIONS, CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby consents (the "Consent") to the proposed amendments (the "Proposed Amendments") to the indentures dated as of January 31, 1997 between Loral CyberStar and Bankers Trust Company, as trustee (the "Trustee"), as described in the Prospectus, with respect to the Existing Notes, and hereby tenders to Loral CyberStar, the principal amount of Existing Notes indicated in the table above entitled "Description of Original Securities Tendered and in Respect of Which Consent is Given," upon the terms and subject to the conditions set forth in the Prospectus (receipt of which is hereby acknowledged) and in this Letter. These terms and conditions together constitute (1) Loral CyberStar and Loral Space's offers to exchange (the "Exchange Offers") newly issued securities for the applicable series of Existing Notes, as described in the Prospectus, properly tendered and accepted for exchange, and (2) Loral CyberStar and Loral Space's solicitation of Consents to the Proposed Amendments (the "Consent Solicitation").

     The undersigned hereby agrees and acknowledges that, by the execution and delivery hereof, the undersigned delivers the written Consent to the Proposed Amendments with respect to the principal amount of Original Securities indicated in the table above entitled "Description of Original Securities Tendered and in Respect of Which Consent is Given." The undersigned understands that the Consent delivered hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Prospectus and this Letter. The undersigned understands that Loral CyberStar and Loral Space elect to provide a subsequent offering period of three to 20 business days after the initial offering period has expired, no Consents may be revoked. To amend the indentures, Loral CyberStar must receive Consents from the registered holders of at least a majority in aggregate principal amount of all outstanding debt securities issued under the indentures, voting as a single class (the "Required Consents"). The undersigned understands that the Proposed Amendments will not become operative unless and until Loral CyberStar accepts for exchange or purchase debt securities issued under the indentures that represent at least the Required Consents.

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to Loral CyberStar the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, Loral CyberStar all right, title and interest in and to the Existing Notes tendered.

     If the undersigned is not a broker-dealer, the undersigned represents that
(i) the Exchange Consideration acquired pursuant to the Exchange Offer is being obtained in the ordinary course of business of the person receiving such Exchange Consideration, whether or not such person is the holder, (ii) such holder or such other person has no arrangement or understanding with any person to participate in the distribution of such Consideration within the meaning of the Securities Act of 1933 (the "Securities Act") and is not participating in, and does not intend to participate in, the distribution of such Exchange Consideration within the meaning of the Securities Act, and (iii) such holder or such other person is not an "affiliate," as defined in Rule 405 under the Securities Act, of Loral CyberStar or, if such holder or such other person is an affiliate, such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is a broker-dealer which will receive Exchange Consideration for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it may be deemed to be an "underwriter" within the meaning of the Securities Act and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale, offer to resell or other transfer of such Exchange Consideration; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of Loral CyberStar) with respect to the tendered Existing Notes, with full power of substitution, to: (a) deliver certificates for such Existing Notes; (b) deliver Existing Notes and all accompanying evidence of transfer and authenticity to or upon the order of Loral CyberStar upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon the acceptance by Loral CyberStar of the Existing Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Existing Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     If the undersigned is not the registered holder of the Existing Notes listed in the box above labeled "Description of Original Securities Tendered and in Respect of Which Consent is Given," or such holder's legal representative or attorney-in-fact, then in order to validly consent, the undersigned will have to obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver Consents in respect of such Existing Notes on behalf of the holder thereof, and such proxy will have to be delivered with this Letter.

     The undersigned understands that tenders of Existing Notes may be withdrawn, and Consents may be revoked, at any time prior to the expiration of the Exchange Offer, unless Loral CyberStar and Loral Space elect to provide a subsequent offering period of three to 20 business days after the initial offering period has expired, during which no Consent may be withdrawn. A valid withdrawal of tendered Existing Notes will constitute the concurrent valid revocation of such holder's related Consents in respect of such Existing Notes. In order for a holder to revoke a Consent, such holder must withdraw the related tendered Existing Notes. In the event of a termination of the Exchange Offers, the Existing Notes tendered pursuant to the Exchange Offers will be returned to the tendering holders promptly (or in the case of Existing Notes tendered by book-entry transfer, such Existing Notes will be credited to the account maintained at DTC from which such Existing Notes were delivered). If Loral CyberStar or Loral Space makes a material change in the terms of the Exchange Offers or the Consent Solicitation or the information concerning the Exchange Offers or the Consent Solicitation, Loral CyberStar and Loral Space will disseminate additional offer and solicitation materials and extend the Exchange Offers or, if applicable, the Consent Solicitation, if and to the extent required by law.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Existing Notes tendered hereby and that Loral CyberStar will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by Loral CyberStar or the Exchange Agent to be necessary or desirable to complete the assignment and transfer of the Existing Notes tendered.


                           STATE INVESTOR SUITABILITY



FOR RESIDENTS OF:



    ARIZONA    ARKANSAS      GEORGIA    IDAHO       ILLINOIS
    INDIANA    KENTUCKY      MINNESOTA  NEW JERSEY  NORTH DAKOTA
    OREGON     PENNSYLVANIA  TENNESSEE  TEXAS       UTAH
    WISCONSIN



If the undersigned is a resident of any of the above states and the undersigned is tendering any Existing Notes, we have been instructed by Loral CyberStar not to accept the undersigned's instruction unless either (1) the undersigned's state securities regulatory authority has qualified the offer and sale of the New Notes in the undersigned's state; or (2) the undersigned has checked one of the following boxes:



          [ ] The undersigned is a "Qualified Institutional Buyer", as defined in Rule 144A under the Securities Act of 1933, as amended.



          [ ] The undersigned is a bank, savings institution, trust company, insurance company, "investment company" (as defined under the Investment Company Act of 1940, as amended), pension or profit-sharing trust, financial institution or institutional buyer (in each case, as defined in the securities laws of the undersigned's state of residence).

FOR RESIDENTS OF CALIFORNIA:



     If the undersigned is a resident of CALIFORNIA and the undersigned is tendering any Existing Notes, we have been instructed by Loral CyberStar not to accept the undersigned's instruction unless either (1) the California Department of Corporations has qualified the sale of the New Notes in California; or (2) the undersigned has checked one of the following boxes:



          [ ] The undersigned is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of the issuer, a self-employed individual retirement plan, or individual retirement account), in each case, within the meaning of Section 25102(i) of the California Corporate Securities Law of 1968.



          [ ] The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code, as amended on December 29, 1981, which has total assets (including endowment, annuity and life income funds) of not less than $5,000,000 according to its most recent audited financial statements, as described in Rule 260.102.10(a) of the Blue Sky Regulations promulgated under the California Corporate Securities Law of 1968.



          [ ] The undersigned is a corporation which has a net worth on a consolidated basis according to its most recent audited financial statements of not less than $14,000,000, as described in Rule 260.102.10(b) of the Blue Sky Regulations promulgated under the California Corporate Securities Law of 1968.



FOR RESIDENTS OF OHIO:



     If The undersigned is a resident of OHIO and you are tendering any Existing Notes, we have been instructed by Loral CyberStar not to accept the undersigned's instruction unless either (1) the Ohio Commissioner of Securities has qualified the sale of the New Notes in Ohio; or (2) the undersigned has checked one of the following boxes:



          [ ] The undersigned is a "Qualified Institutional Buyer", as defined in Rule 144A under the Securities Act of 1933, as amended.



          [ ] The undersigned is a corporation, bank, insurance company, any corporation, bank, insurance company, pension fund or profit fund, employees' profit-sharing trust, any association engaged (as a substantial part of its business or operations) in purchasing or holding securities or any trust in respect of which a bank is trustee or co-trustee (in each case, as defined in Ohio Securities Act).



     FOR RESIDENTS OF MICHIGAN:



          If the undersigned is a resident of MICHIGAN and the undersigned is tendering any Existing Notes, we have been instructed by Loral CyberStar not to accept the undersigned's instruction unless either (1) the Michigan Commissioner of Securities has qualified the sale of the New Notes in Michigan; or (2) the undersigned has checked the following box:



          [ ] The undersigned is a bank, savings institution, trust company, insurance company, investment company (as defined in the Investment Company Act of 1940, as amended) the federal national mortgage association, the federal home loan mortgage corporation, the government national mortgage association, a pension or profit-sharing trust the assets of which are managed by an institutional manager, the treasurer of the State of Michigan, an other financial institution, a broker-dealer (whether the purchaser is acting for itself or in some fiduciary capacity), or a lender approved by the federal housing administration and who has satisfied any additional requirements established by the administrator by rule or order.

     THE FOLLOWING REPRESENTATIONS SHALL BE DEEMED TO BE MADE BY DTC PARTICIPANTS TENDERING AS INSTRUCTED BY BENEFICIAL HOLDERS OF EXISTING NOTES:



REPRESENTATION RELATING TO BENEFICIAL HOLDERS RESIDENT IN THE FOLLOWING STATES:



ARIZONA    ARKANSAS      GEORGIA    IDAHO       ILLINOIS
INDIANA    KENTUCKY      MINNESOTA  NEW JERSEY  NORTH DAKOTA
OREGON     PENNSYLVANIA  TENNESSEE  TEXAS       UTAH
WISCONSIN



     If the undersigned is tendering any Existing Notes on behalf of beneficial holders who are residents of any of the above states, the undersigned hereby represents and warrants with respect to each beneficial holder on whose behalf it is tendering Existing Notes that either (1) Loral CyberStar has notified the undersigned IN WRITING that Loral CyberStar will accept tenders of Existing Notes from all holders in such beneficial holder's state of residence; or (2) such beneficial holder has represented to the undersigned in its instruction to the undersigned that:



        - it is a "Qualified Institutional Buyer", as defined in Rule 144A under the Securities Act of 1933, as amended; or



        - it is a bank, savings institution, trust company, insurance company, "investment company" (as defined under the Investment Company Act of 1940, as amended), pension or profit-sharing trust, financial institution or institutional buyer (in each case, as defined in the laws of my state of residence).



REPRESENTATION RELATING TO BENEFICIAL HOLDERS RESIDENT IN CALIFORNIA:



     If the undersigned is tendering any Existing Notes on behalf of beneficial holders who are resident in CALIFORNIA, the undersigned hereby represents and warrants with respect to each beneficial holder on whose behalf it is tendering Existing Notes that either (1) Loral CyberStar has notified the undersigned IN WRITING that Loral CyberStar will accept tenders of Existing Notes from all holders in California; or (2) such beneficial holder has represented to the undersigned in its instruction to the undersigned that:



        - it is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of the issuer, a self-employed individual retirement plan, or individual retirement account), in each case, within the meaning of Section 25102(i) of the California Corporate Securities Law of 1968;



        - it is an organization described in Section 501(c)(3) of the Internal Revenue Code, as amended on December 29, 1981, which has total assets (including endowment, annuity and life income funds) of not less than $5,000,000 according to its most recent audited financial statements, as described in Rule 260.102.10(a) of the Blue Sky Regulations promulgated under the California Corporate Securities Law of 1968; or



        - it is a corporation which has a net worth on a consolidated basis according to its most recent audited financial statements of not less than $14,000,000, as described in Rule 260.102.10(b) of the Blue Sky Regulations promulgated under the California Corporate Securities Law of 1968.



          [ ] The undersigned has read the above representation and represents and warrants that it is true and correct.



REPRESENTATION RELATING TO BENEFICIAL HOLDERS RESIDENT IN OHIO:



     If the undersigned is tendering any Existing Notes on behalf of beneficial holders who are resident in OHIO, the undersigned hereby represents and warrants with respect to each beneficial holder on whose behalf it is tendering Existing Notes that either (1) Loral CyberStar has notified the undersigned IN WRITING that Loral CyberStar will accept tenders of Existing Notes from all holders in Ohio; or (2) such beneficial holder has represented to the undersigned in its instruction to the undersigned that:



        - It is a "Qualified Institutional Buyer", as defined in Rule 144A under the Securities Act of 1933, as amended; or



        - It is a corporation, bank, insurance company, any corporation, bank, insurance company, pension fund or profit fund, employees' profit-sharing trust, any association engaged (as a substantial part of its business or operations) in purchasing or holding securities or any trust in respect of which a bank is trustee or cotrustee (in each case, as defined in Ohio Securities Act).



REPRESENTATION RELATING TO BENEFICIAL HOLDERS RESIDENT IN MICHIGAN:



     If the undersigned is tendering any Existing Notes on behalf of beneficial holders who are resident in MICHIGAN, the undersigned hereby represents and warrants with respect to each beneficial holder on whose behalf it is tendering Existing Notes that either (1) Loral CyberStar has notified the undersigned IN WRITING that Loral CyberStar will accept tenders of Existing Notes from all holders in Michigan; or (2) such beneficial holder has represented to the undersigned in its instruction to the undersigned that:



        - It is a bank, savings institution, trust company, insurance company, investment company (as defined in the Investment Company Act of 1940, as amended) the federal national mortgage association, the federal home loan mortgage corporation, the government national mortgage association, a pension or profit-sharing trust the assets of which are managed by an institutional manager, the treasurer of the State of Michigan, an other financial institution, a broker-dealer (whether the purchaser is acting for itself or in some fiduciary capacity), or a lender approved by the federal housing administration and who has satisfied any additional requirements established by the administrator by rule or order.


     The undersigned understands that tenders of the Existing Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Loral CyberStar in accordance with the terms and subject to the conditions of the Exchange Offer.

     All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

     Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver New Notes (and, if applicable, a certificate for any Existing Notes not tendered but represented by a certificate also encompassing Existing Notes which are tendered) to the undersigned at the address set forth in Box 1.

     The undersigned acknowledges that the Exchange Offers are subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 2

                                PLEASE SIGN HERE
       WHETHER OR NOT EXISTING NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X    -------------------------------------------------------        -------------------------------------------------------
     -------------------------------------------------------                                 (DATE)
                     SIGNATURE(S) OF OWNER(S)                       -------------------------------------------------------
X                    OR AUTHORIZED SIGNATORY                                                 (DATE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

     This box must be signed by registered holder(s) of Existing Notes as their name(s) appear(s) on certificate(s) for Existing Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If the signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

Name(s):
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Capacity:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


Signature(s) Guaranteed
by an Eligible Institution:    ------------------------------------------------------------
(If required by                                   (AUTHORIZED SIGNATURE)
Instruction 3)
                               ------------------------------------------------------------
                                                         (TITLE)
                               ------------------------------------------------------------
                                                          (DATE)
                                                      (NAME OF FIRM)

                                     BOX 3
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
--------------------------------------------------------------------------------
                      PAYOR'S NAME: BANKERS TRUST COMPANY


 ------------------------------------------------------------------------------------------------------
          SUBSTITUTE            PART 1 -- PLEASE PROVIDE YOUR TIN
           FORM W-9             IN THE BOX AT RIGHT AND CERTIFY BY
                                SIGNING AND DATING BELOW.
  DEPARTMENT OF THE TREASURY
   INTERNAL REVENUE SERVICE                                         -----------------------------------
 PAYOR'S REQUEST FOR TAXPAYER                                            SOCIAL SECURITY NUMBER OR
 IDENTIFICATION NUMBER (TIN)                                          EMPLOYER IDENTIFICATION NUMBER
 ------------------------------------------------------------------------------------------------------
 PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
           (SEE INSTRUCTION 5)
 ------------------------------------------------------------------------------------------------------
 PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. Person (including a U.S. resident alien).
 SIGNATURE                                                                                     DATE
 ------------------------------------------------------------------------------------------------------
 PART 4-CHECK IF AWAITING TIN
   [ ]
 ------------------------------------------------------------------------------------------------------


 CERTIFICATION-UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM, INCLUDING THE TAXPAYER IDENTIFICATION NUMBER, IS TRUE, CORRECT AND COMPLETE.

SIGNATURE -------------------------                DATE -----------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 31 percent of all cash payments made to me thereafter until I provide a number.


---------------------------------------------------                      ---------------------------------------
                     SIGNATURE                                                            DATE

                                     BOX 4

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Existing Notes in a principal amount not exchanged, New Notes, or Loral Space Warrants are to be issued in the name of someone other than the person whose signature appears in Box 2, or if Existing Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue and deliver:

(check appropriate boxes)

[ ] Existing Notes not tendered
[ ] New Notes
[ ] Loral Space Warrants, to:

Name
-------------------------------------------------
                                 (PLEASE PRINT)

Address
-----------------------------------------------

---------------------------------------------------------

Please complete the Substitute Form W-9 at Box 3

Tax I.D. or Social Security Number: ---------

                                     BOX 5

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Existing Notes in a principal amount not exchanged, New Notes or Loral Space Warrants, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

Deliver:

(check appropriate boxes)

[ ] Existing Notes not tendered
[ ] New Notes
[ ] Loral Space Warrants, to:

Name
-------------------------------------------------
                                 (PLEASE PRINT)

Address
-----------------------------------------------

---------------------------------------------------------


IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR EXISTING NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                   INSTRUCTIONS FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Existing Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter (or facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. The method of delivery of Existing Notes and this Letter and all other required documents to the Exchange Agent is at the election and risk of the tendering holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Existing Notes should be sent to Loral CyberStar.


     Holders whose Existing Notes are not immediately available, or who cannot deliver their Existing Notes, this Letter, or any other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the certificate number or numbers of the Existing Notes and the principal amount of Existing Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five business days after the Expiration Date, this Letter (or facsimile hereof), together with the certificates representing the Existing Notes to be tendered in proper form for transfer and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter (or facsimile hereof), together with the certificates for all tendered Existing Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedure."


     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing Notes will be determined by Loral CyberStar in its sole discretion, whose determination will be final and binding. Loral CyberStar reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of Loral CyberStar's counsel, would be unlawful. Loral CyberStar also reserves the absolute right to waive any irregularities or conditions of tender as to particular Existing Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Existing Notes. Neither Loral CyberStar, the Exchange Agent nor any other person shall be under any duty to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Existing Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Existing Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Existing Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Existing Notes represented by a submitted certificate is tendered (or, in the case of Existing Notes tendered by book-entry transfer, such non-exchanged Existing Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).


     Except as otherwise provided herein, tenders of Existing Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date.



     To withdraw a tender of Existing Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 12:00 midnight, New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the certificate number or numbers and principal amount of such Existing Notes),
(iii) be signed by the Depositor in the same manner as the original signature on this Letter by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfers sufficient to permit the Trustee with respect to the Existing Notes to register the transfer of such Existing Notes into the name of the

Depositor withdrawing the tender and (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) for such withdrawal notices will be determined by Loral CyberStar, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect hereto unless the Existing Notes so withdrawn are validly tendered. Any Existing Notes which have been tendered but which are not accepted for exchange will be returned to the holder hereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be tendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" at any time prior to the Expiration Date.

     3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the registered holder(s) of Existing Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Existing Notes, without alteration, enlargement or any change whatsoever.

     If this letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holding of the Existing Notes.

     If any of the Existing Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Existing Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

     If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Existing Notes are tendered; and/or (ii) untendered Existing Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Existing Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

     If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to Loral CyberStar of their authority to so act must be submitted, unless waived by Loral CyberStar.

     Signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office of correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act 1934 (an "Eligible Institution") unless the Existing Notes are tendered (i) by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter and the Exchange Consideration is being issued directly to such registered holder (or deposited into the participant's account at DTC) or (ii) for the account of an Eligible Institution. If Existing Notes are registered in the name of a person other than the signer of this Letter, the Existing Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by Loral CyberStar, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Consideration or certificates for Existing Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. If no such instructions are given, any Exchange Consideration will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Existing Notes not accepted for exchange will be returned to the name or address of the person signing this Letter. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.


     5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder (other than a person exempt from this requirement as discussed below) whose tendered Existing Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the New Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund or credit may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Under federal income tax laws, payments that may be made by Loral CyberStar on account of the Exchange Consideration issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 30.5% (or 30% for payments made during the calendar year 2002). In order to avoid being subject to back-up withholding, each tendering holder must provide the holder correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Existing Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for information on which TIN to report.


     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous back-up withholding, an exempt holder must enter its correct TIN in Part 1 of the Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status" signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Payor.



     If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, back-up withholding will begin and continue until you furnish your TIN to the Payor. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.


     6. AGREEMENT ON TAX REPORTING OF THE EXCHANGE OFFER. The tendering holder and Loral CyberStar agree that for federal income tax purposes, they will both treat a transaction effected pursuant to the Exchange Offer as an exchange under
Section 1001 of the Internal Revenue Code of 1986, as amended, of Existing Notes issued by Loral CyberStar for New Notes of Loral CyberStar and Loral Space warrants.

     7. TRANSFER TAXES. Loral CyberStar will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Consideration or certificates for Existing Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Existing Notes to Loral CyberStar or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

     8. WAIVER OF CONDITIONS. Loral CyberStar reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Existing Notes tendered.

     9. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Exiting Notes for Exchange.



     Neither Loral CyberStar nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.



     10. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of Existing Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.



     11. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions. This Letter and related documents cannot be processed until the Existing Notes have been replaced.



     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Information Agent.



     IMPORTANT: THIS LETTER (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED EXISTING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.